                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 WM TRUST II
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

[WM Group Letterhead]


October 3, 2005

Dear WM California Money Fund Shareholder:

The enclosed proxy statement solicits your vote as a shareholder of the WM California Money Fund (the "Fund") for the purpose of approving its liquidation. This proxy statement is designed to give you detailed information about the proposal. After you have reviewed this material carefully, we encourage you to follow the Fund's Board of Trustees' (the "Trustees") recommendation by voting "FOR" the proposal.

The officers of the Fund sought to determine whether a merger or transfer of assets would be possible, and whether it would produce desirable results for shareholders. After reviewing the relatively small size of the Fund and the time and effort required to effect such a transaction, management of the Fund concluded that the expense of a merger or transfer of the assets to another mutual fund would outweigh any benefits shareholders of the Fund could reasonably expect to realize from such a transaction.

At their August 9, 2005, meeting, the Trustees considered that WM Advisors, Inc. (the "Advisor") had not been able to collect its full advisory fee during the life of the Fund and that there would be no prospect that this would change in the near future. In the absence of adequate compensation over long periods, the Trustees felt that it would not be economically feasible for the Advisor to continue to manage the Fund. The Trustees of the Fund concluded that an increase in Fund expenses attributable to an eventual discontinuance of the fee waiver in the future would significantly reduce the Fund's returns. Moreover, the presence of larger funds with similar objectives better able to operate on an efficient basis made it unlikely that the Fund could achieve a significant increase in asset size and achieve economies of scale. The Trustees therefore concluded that it would be in the interest of the shareholders of the Fund to liquidate the Fund promptly, in accordance with a Plan of Liquidation and Dissolution.

WE HIGHLY RECOMMEND THAT YOU DISCONTINUE ALL SYSTEMATIC TRANSACTIONS AND THAT YOU NOT WRITE CHECKS ON YOUR FUND ACCOUNT AFTER OCTOBER 15, 2005. THIS WILL HELP ENSURE THAT NO TRANSACTIONS ARE REJECTED AND THAT ALL CHECKS ARE PAID PRIOR TO THE FUND'S PROPOSED LIQUIDATION. ADDITIONALLY, IN ANTICIPATION OF THE SHAREHOLDER VOTE TO CLOSE THE FUND, NO NEW ORDERS FOR CHECKS WILL BE ACCEPTED AFTER OCTOBER 15TH. PLEASE ALSO NOTE THAT WE WILL NOT BE ABLE TO HONOR CHECKS WRITTEN ON YOUR FUND ACCOUNT THAT ARE PRESENTED TO THE FUND FOR PAYMENT AFTER THE CLOSURE AND LIQUIDATION OF THE FUND, WHICH IS ANTICIPATED TO BE ON OR ABOUT NOVEMBER 8, 2005.

We urge all shareholders of record as of September 21, 2005, to vote on the proposed liquidation, even if they choose to redeem before closure. Proceeds of the liquidation of the Fund will be sent to shareholders at the time of the liquidation at their address of record (or, for shares owned through a brokerage account "cash sweep," deposited to their brokerage account).

A special meeting of shareholders has been scheduled for Thursday, October 27, 2005, at 10:00 a.m., Pacific time, at the main office of the Fund at 1201 Third Avenue, Seattle, Washington 98101. While you are invited to attend the meeting, most shareholders cast their vote by completing the accompanying proxy card. Your vote is essential. Please vote as soon as possible using any of the following methods:

-  Touch-tone telephone -- please refer to your proxy card.

-  Internet -- please refer to your proxy card.

- Mail -- sign and date your proxy card, and mail it back in the enclosed postage-paid envelope.

We appreciate your investment in the WM Group of Funds, and look forward to serving your investment needs in the years to come. If you have questions, please contact your Investment Representative or call 800-222-5852.

Sincerely,

/s/ William G. Papesh
William G. Papesh
President

                               WM GROUP OF FUNDS
                             CALIFORNIA MONEY FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 27, 2005

To the Shareholders of the California Money Fund:

     Notice is hereby given that a Special Meeting of Shareholders of California Money Fund (the "Fund"), a series of WM Trust II, will be held on October 27, 2005 at 10:00 a.m., Pacific time, at the main office of the Fund at 1201 Third Avenue, Seattle, Washington 98101, for the following purposes:

          1. To approve the liquidation of the Fund; and

          2. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on September 21, 2005 are entitled to notice of, and to vote at, the Meeting.

                                           By order of the Board of Trustees,

                                           John T. West, Secretary

October 3, 2005

                             YOUR VOTE IS IMPORTANT

 PLEASE RESPOND -- YOUR VOTE IS IMPORTANT WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED
    POSTAGE PREPAID ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                               WM GROUP OF FUNDS
                             CALIFORNIA MONEY FUND

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Trustees") of WM Trust II (the "Trust") for use at the Special Meeting of Shareholders of the California Money Fund (the "Fund"), a series of the Trust, to be held at 10:00 a.m., Pacific time, on October 27, 2005, at 1201 Third Avenue, Seattle, Washington, and at any adjournment or adjournments thereof (the "Meeting"). This Proxy Statement and its enclosures are being mailed to shareholders beginning on or about October 3, 2005.

     A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO WM FUNDS DISTRIBUTOR, INC., P.O. BOX 8024, BOSTON, MASSACHUSETTS 02266-8024 OR BY CALLING 800-222-5852.

I. GENERAL

     All shareholders of record of the Fund as of the close of business on September 21, 2005, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of beneficial interest of the Fund held as of that date, and each fractional share shall be entitled to a proportional fractional vote. The aggregate number of shares of beneficial interest of the Fund for all classes issued and outstanding as of the Record Date was 13,022,987.

     Timely, properly executed proxies will be voted as you instruct. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSED LIQUIDATION. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting the return of any previously delivered proxy and voting in person.

     The holders of a majority of the shares of the Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting.

Approval of the Proposed Agreement requires the vote of a majority of the outstanding voting securities as defined in the 1940 Act. A "majority of the outstanding voting securities," as defined in the 1940 Act, means the lesser of
(1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

     Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of Proposal 1 for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the effect of a negative vote on the Proposal. Solicitation of proxies by personal interview, mail, telephone and facsimile may be made by officers and Trustees of the Trust and employees of WM Advisors, Inc. (the "Advisor") and its affiliates. The Trust has retained Computershare Fund Services, Inc., 280 Oser Avenue, Hauppage, New York 11788 ("Computershare"), to aid in the tabulation of proxies. The costs of retaining Computershare and other expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will be borne by the Advisor. The anticipated cost associated with the solicitation of proxies by Computershare is $16,000.

                      PROPOSAL FOR LIQUIDATION OF THE FUND

BACKGROUND

     The Fund began operations on July 10, 1989, as a series of the Trust. During the period from commencement of operations through June 30, 2005, the Fund's assets reached a level of $20.4 million. The Trustees have considered the total asset level of the Fund, the performance of the Fund both before and after deducting certain expenses arising from the operation of the Fund and the impact on the Fund's investment results of the relatively small size of the Fund.

     Notwithstanding the marketing of the Fund's shares, growth in the Fund's assets has been slow. Marketing efforts, including the waiver of a portion of its fees by the Advisor have not been successful in significantly increasing the size of the Fund. Sales of the Fund shares have not been sufficient, in the judgment of the Trustees, to allow the Fund to spread expenses over a sufficient asset base to ensure its economic viability. The Advisor has waived a portion of its fees for the majority of the time since the Fund's inception. In the absence of such waiver, the Fund's investment returns would have been reduced. Additionally, on August 11, 2005, the Advisor reimbursed the Fund $45,473 for capital losses incurred in previous years.

     The officers of the Fund sought to determine whether a merger or transfer of assets would be possible, and if it would produce desirable results for shareholders. After reviewing the relatively small size of the Fund and the time and effort required to effect such a transaction, management of the Fund concluded that the expense of a merger or transfer of the assets to another mutual fund would outweigh any benefits shareholders of the Fund could reasonably expect to realize from such a transaction. At its August 9, 2005 meeting, the Trustees considered that the Advisor had not been able to collect its full advisory fee during the life of the Fund and that there would be no prospect that this would change in the near future. In the absence of adequate compensation over long periods, the Trustees felt it would not be economically feasible for the Advisor to continue to manage the Fund.

     For the fiscal year ended October 31, 2004, the Fund's total expenses were 0.82% of average daily net assets without fee waivers and 0.58% of such assets after fee waivers.

     The Trustees concluded that an increase in Fund expenses attributable to an eventual discontinuance of the fee waiver in the future would significantly reduce the Fund's returns. Moreover, the presence of larger funds with similar objectives better able to operate on an efficient basis made it unlikely that the Fund could achieve a significant increase in asset size and achieve economies of scale. The Trustees therefore concluded that it would be in the interest of the shareholders of the Fund to liquidate the Fund promptly, in accordance with a Plan of Liquidation and Dissolution.

PLAN OF LIQUIDATION AND DISSOLUTION

     The Board of Trustees (the "Trustees") has approved the following Plan of Liquidation and Dissolution (the "Plan").

     1. EFFECTIVE DATE OF THE PLAN AND CESSATION OF THE FUND'S BUSINESS AS AN INVESTMENT COMPANY. The Plan will become effective on the date of its adoption and approval by a majority of the outstanding shares of the Fund. Following this approval, the Fund (i) will cease to invest its assets in accordance with its investment objective and will sell the portfolio securities it owns in order to convert its assets to cash;
        (ii) will not engage in any business activities except for the purposes of winding up its assets to shareholders after the payment to (or reservation of assets for payment to) all creditors of the Fund; and
        (iii) will terminate in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust.

     2. CLOSING OF BOOKS AND RESTRICTION OF TRANSFER AND REDEMPTION OF
        SHARES. The proportionate interests of shareholders in the assets shall be fixed on the basis of their respective holdings on the Effective Date of the Plan. On such date the books of the Fund will be closed and the shareholders' respective interests will not be transferable.

     3. LIQUIDATING DISTRIBUTION. As soon as possible after shareholder approval of the Plan, and in any event within 14 days thereafter, the Trust on behalf of the Fund will mail to each shareholder of record on the effective date of the Plan a liquidating cash distribution equal to the shareholder's proportionate interest in the net assets of the Fund and information concerning the sources of the liquidating distribution.

     4. EXPENSES. The Advisor will bear all expenses incurred by the Fund in carrying out the Plan, such as the mailing and tabulation of proxies, and legal fees associated with executing the Plan. It is expected that other liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution will be paid by the Fund, or set aside for payment, prior to the mailing of the liquidating distribution. The total liabilities of the Fund prior to the liquidating distribution are estimated to be $35,339. This amount includes the amounts accrued for regular expenses of the Fund such as for custodial and transfer agency services, legal, audit and Trustees fees and printing costs. Any expenses and liabilities attributed to the Fund subsequent to the mailing of the liquidating distribution will be borne by the Advisor.

     5. CONTINUED OPERATION OF THE FUND. After the date of mailing of liquidating distribution, the dissolution of the Fund will be effected. The Plan provides that the Trustees shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of the Fund and to effect the dissolution, complete liquidation and termination of the existence of the Fund and the purposes to be accomplished by the Plan.

GENERAL TAX CONSEQUENCES

     The Fund will sell all of its current assets in connection with the Plan. Any net capital gains recognized by the Fund resulting from such sales (including after the application of any available capital loss carryforwards) would be distributed to shareholders as taxable dividends. Taxes on such dividends would be determined by how long the Fund owned the assets that generated the gains, rather than how long shareholders owned their shares in the Fund. Distributions of net capital gains from the sale of assets that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends would be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of assets that the Fund owned for one year or less would be taxable as ordinary income. The Fund's sale of all its current assets will result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would ordinarily recognize.

     Each shareholder who receives a distribution in complete liquidation of the Fund will recognize a gain or loss for federal income tax purposes if and to the extent that the amount of the distribution exceeds or falls below one dollar per share, respectively. Assuming that the shareholder holds the Fund's shares as capital assets, such a gain or loss will be capital gain or loss and will be a long-term or short-term capital gain depending on the shareholder's holding period for the shares.

     The Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets that is distributed to shareholders in the form of dividends (including properly designated dividends of net capital gain). The

Fund anticipates that it will continue to pay exempt-interest dividends through October 31, 2005. If the shareholders do not approve the Plan, the Fund will continue to exist as a registered investment company in accordance with its stated objective and policies. The Trustees would meet to consider what, if any, steps to take in the interest of shareholders.

     Shareholders are free to redeem their shares prior to the liquidation.

     The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders should consult their tax advisors about the precise tax consequences of receiving the liquidating distribution discussed herein in light of their particular tax situation, including possible foreign, state, local or other applicable tax laws.

TRUSTEES' RECOMMENDATION

     THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED PLAN.

     Approval of the Proposed Agreement requires the vote of a majority of the outstanding voting securities as defined in the 1940 Act. A "majority of the outstanding voting securities," as defined in the 1940 Act, means the lesser of
(1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

III.  ADDITIONAL INFORMATION

     The Trust is an open-end management investment company organized in 1989 as a business trust under the laws of the Commonwealth of Massachusetts. The Trust is a series investment company with seven investment portfolios. The Fund is one of those portfolios and is not diversified. The address of the Trust is 1201 Third Avenue, Seattle, Washington 98101.

     The Principal Executive Officer and Directors of the Advisor and their principal occupations are listed below. The address for each is 1201 Third Avenue, Seattle, WA 98101.

---------------------------------------------------------------------------
                 NAME                           PRINCIPAL OCCUPATION
---------------------------------------------------------------------------
  William G. Papesh                      Director and President of the
                                         Advisor; WM Funds Distributor,
                                         Inc. and WM Shareholder Services,
                                         Inc.
---------------------------------------------------------------------------
  Michael L. Amato                       Director of the Advisor, WM Funds
                                         Distributor, Inc. and WM
                                         Shareholder Services, Inc. and
                                         Executive Vice President and
                                         President, Retail Banking of
                                         Washington Mutual Bank, FA and
                                         Washington Mutual Bank fsb.
---------------------------------------------------------------------------
  Mike E. Brandeberry                    Director of the Advisor, WM Funds
                                         Distributor, Inc. and WM
                                         Shareholder Services, Inc. and
                                         Senior Vice President of
                                         Washington Mutual Bank, Washington
                                         Mutual Bank, FA and Washington
                                         Mutual Bank fsb.
---------------------------------------------------------------------------
  Melissa R. Martinez                    Director of the Advisor, WM Funds
                                         Distributor, Inc. and WM
                                         Shareholder Services, Inc. and
                                         Senior Vice President of
                                         Washington Mutual Bank.
---------------------------------------------------------------------------
  Scott Pelkola                          Director of the Advisor, WM Funds
                                         Distributor, Inc. and WM
                                         Shareholder Services, Inc. and
                                         Senior Vice President of
                                         Washington Mutual Bank, Washington
                                         Mutual Bank, FA and Washington
                                         Mutual Bank fsb.
---------------------------------------------------------------------------
  Gary J. Pokrzywinski                   Director and Senior Vice President
                                         of the Advisor; Director of WM
                                         Funds Distributor, Inc. and WM
                                         Shareholder Services, Inc.
---------------------------------------------------------------------------
  Debra C. Ramsey                        Director and Senior Vice President
                                         of the Advisor, WM Funds
                                         Distributor, Inc. and WM
                                         Shareholder Services, Inc.
---------------------------------------------------------------------------

INFORMATION ABOUT THE ADVISOR

     The Advisor is registered under the Advisers Act and has been in the investment management business since 1944. The Advisor is a subsidiary of Washington Mutual, Inc. The principal address of Washington Mutual, Inc. is 1201 Third Avenue, Seattle, Washington 98101.

OWNERSHIP OF SHARES AND VOTING INFORMATION

     As of the Record Date, to the knowledge of the Trust, the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of the Fund and of the Fund as a whole.

     As of the Record Date, except as noted below, no persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

                                                  SHARES      PERCENTAGE OF
                                               BENEFICIALLY      SHARES
                                                  OWNED           OWNED
                                               ------------   -------------
CLASS A
  Herbert I Singer &.........................    2,684,154        20.61%
  Marlene Singer TTEE of
  the Herbert I & Marlene Singer
  Living Trust DTD 9-15-70
  11731 Chaparal Street
  Los Angeles, CA 90049-2905
  Joe Sherman................................    1,665,471        12.79%
  PO Box 1416
  San Gabriel, CA 91778-1416

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

     The following persons are both officers or Trustees of the Trust and officers or directors of the Advisor: William G. Papesh, Director and President of the Advisor, is the President and Chief Executive Officer of the Trust; Gary
J. Pokrzywinski, Director and Senior Vice President of the Advisor, is Senior Vice President of the Trust; Debra C. Ramsey, Director and Senior Vice President of the Advisor, is Senior Vice President of the Trust; Randall L. Yoakum, Senior Vice President of the Advisor, is Senior Vice President of the Trust; Jeffrey L. Lunzer, First Vice President of the Advisor, is First Vice President, Chief Financial Officer and Treasurer of the Trust; John T. West, First Vice President of the Advisor, is First Vice President, Chief Compliance Officer, Secretary and

Anti-Money Laundering Compliance Officer of the Trust; and Wendi B. Bernard, Assistant Vice President of the Advisor, is Assistant Vice President and Assistant Secretary of the Trust.

TRANSFER AGENT AND PRINCIPAL UNDERWRITER

     The Fund's transfer agent is WM Shareholder Services, Inc. The Fund's Principal Underwriter is WM Funds Distributor, Inc. The principal business address of each is 1201 Third Avenue, Seattle, Washington 98101.

OTHER MATTERS

     In the event that a quorum is not present for purposes of acting on the Proposal or if sufficient votes in favor of the Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal and will not vote any proxies that direct them to abstain from voting on the Proposal.

     Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is contained in the Proposal, as mentioned in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

     The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

October 3, 2005

                             YOUR VOTE IS IMPORTANT!
                     UNLESS VOTING BY TELEPHONE OR INTERNET,
                   PLEASE SIGN, DATE AND MAIL THIS PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.


                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE: VOTE.PROXY-DIRECT.COM.

                                        3. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        4. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.


                  Please detach at perforation before mailing.

PROXY CARD                     WM GROUP OF FUNDS                      PROXY CARD
                              CALIFORNIA MONEY FUND

          NOTICE OF SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 27, 2005

The undersigned hereby revokes all previous proxies for his or her or its shares and appoints William G. Papesh and John T. West, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the California Money Fund (the "Fund"), a series of WM Trust II, on October 27, 2005 at 10:00 a.m. Pacific Time (the "Meeting"), at the main office of the Fund at 1201 Third Avenue, Seattle, Washington 98101, and any adjournments(s) thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH PROPOSAL.


                                        VOTE VIA THE INTERNET:
                                        HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA
                                        THE TELEPHONE: 1-866-241-6192

                                        ----------------------------------------
                                        999 9999 9999 999
                                        ----------------------------------------

                                        SIGNATURE(S) NOTE: Please sign exactly
                                        as your name appears on this proxy card.
                                        All joint owners should sign. When
                                        signing as executor, administrator,
                                        attorney, trustee or guardian or as
                                        custodian for a minor, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                        ----------------------------------------
                                        Signature(s) (Title(s), if applicable)

                                        ----------------------------------------
                                        Date                          WMC_15713B

               PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

                             YOUR VOTE IS IMPORTANT!
                     UNLESS VOTING BY TELEPHONE OR INTERNET,
                   PLEASE SIGN, DATE AND MAIL THIS PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.




                  Please detach at perforation before mailing.



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

In their discretion, the proxies are authorized to vote upon such other matters that may properly come before the Meeting or any adjournment(s) thereof. The Trustees recommend a vote FOR the Proposals.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. EXAMPLE: [X]

                                                      FOR     AGAINST    ABSTAIN
1.   To approve the liquidation of the Fund; and      [ ]       [ ]        [ ]

2.   To consider and act upon any other matters       [ ]       [ ]        [ ]
     that may properly come before the meeting or any adjournment thereof.



      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.